DEFERRED CHARGES	12 Months Ended
Dec. 31, 2012
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
DEFERRED CHARGES

19.	DEFERRED CHARGES

Deferred charges represent financing costs, principally bank fees that are capitalized and amortized to other financial items over the life of the debt instrument.  If a loan is repaid early any unamortized portion of the related deferred charges is charged against income in the period in which the loan is repaid.  The deferred charges are comprised of the following amounts:

(in thousands of $)	2012	2011
Debt arrangement fees and other deferred financing charges	6,335	14,860
Accumulated amortization	(2,271)	(5,291)
	4,064	9,569

Amortization of deferred charges for the years ended December 31, 2012, 2011 and 2010 was $1.9 million, $1.5 million and $1.5 million, respectively.